SUPPLEMENT TO THE FIDELITY SELECT

PORTFOLIOS(registered trademark) APRIL 29, 1999 PROSPECTUS

At a recent shareholder meeting for Fidelity Select Precious Metals and Minerals Portfolio, shareholders approved the merger of this fund into Fidelity Select Gold Portfolio. On or about the close of business of the New York Stock Exchange on February 29, 2000, shareholders of Fidelity Select Precious Metals and Minerals Portfolio will receive the number of full and fractional shares of Fidelity Select Gold Portfolio equal in value to the aggregate net asset value of their shares of Fidelity Select Precious Metals and Minerals Portfolio. Fidelity has agreed to limit the total operating expenses of Fidelity Select Gold Portfolio to 1.54% of average net assets through February 28, 2001, after which Fidelity Select Gold Portfolio's expenses could increase.

REGIONAL BANKS PORTFOLIO HAS CHANGED ITS NAME TO "BANKING PORTFOLIO." References in the Prospectus to "Regional Banks Portfolio" are each hereby replaced by "Banking Portfolio" and references to "Regional Banks" are each hereby replaced by "Banking."

The following information replaces similar information for "Banking Portfolio" found in the "Fund Summary" section on page P-15.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page P-31.

The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge and each stock fund's $7.50 redemption fee (trading fee).

The following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page P-34.

GOLD  Management fee               0.59%

      Distribution and Service     None
      (12b-1) fee

      Other expenses               0.98%

      Total annual fund operating  1.57%
      expensesB

The following information supplements footnote A found under the heading "Fee Table" in the "Fund Summary" section on page P-36.

B FMR HAS AGREED TO REIMBURSE GOLD PORTFOLIO TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, CERTAIN SECURITIES LENDING COSTS, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS RESPECTIVE AVERAGE NET ASSETS, EXCEED 1.54%. THIS ARRANGEMENT WILL REMAIN IN EFFECT THROUGH FEBRUARY 28, 2001.

The following information replaces the second paragraph for "Environmental Services Portfolio" found under the heading "Principal Investment Strategies" in the "Fund Basics" section beginning on page P-46.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the research, development, manufacture or distribution of products, processes, or services related to waste management or pollution control. These companies may include, for example, companies involved in the transportation, treatment, or disposal of hazardous or other wastes; transforming waste into energy; recycling; and remedial projects such as groundwater and underground storage tank decontamination, asbestos cleanup, and emergency cleanup response. They may also include companies involved in the detection, analysis, evaluation, and treatment of both existing and potential environmental problems such as contaminated water, air pollution, and acid rain; companies that provide sanitation or filtration equipment or services; companies involved in the reduction of hazardous emissions or other pollution reduction or prevention efforts; and companies that provide design, engineering, construction, and consulting services to companies engaged in waste management or pollution control.

The following information replaces the second paragraph for "Banking Portfolio" found under the heading "Principal Investment Strategies" in the "Fund Basics" section on page P-52.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. These companies may include, for example, state chartered banks, savings and loan institutions, banks that are members of the Federal Reserve System, and U.S. institutions whose deposits are not insured by the federal government. In addition, these companies may offer merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page P-69.

(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for each stock fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each stock fund.

The following information supplements similar information found under the heading "Fund Management" in the "Fund Services" section on page P-69.

(small solid bullet) Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for each stock fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for each stock fund.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page P-69.

Pratima Abichandani is manager of Medical Delivery, which she has managed since February 2000. Since joining Fidelity in 1994, Ms.
Abichandani has worked as an analyst and manager. She received an MBA from Harvard Business School in 1994.

Praveen Abichandani is manager of Industrial Equipment, which he has managed since January 2000. Mr. Abichandani joined Fidelity as an equity research analyst in 1998.

Ramin Arani is manager of Health Care, which he has managed since
August 1999. He also manages other Fidelity funds. Mr. Arani joined Fidelity as a research associate in 1992.

Steven Calhoun is manager of Retailing, which he has managed since August 1999. Mr. Calhoun joined Fidelity as a research analyst in 1994.

James Catudal is manager of Financial Services, which he has managed since February 2000. He also manages another Fidelity fund. Since joining Fidelity in 1997, Mr. Catudal has worked as an analyst and manager. Previously, he was an equity analyst with State Street Research & Management. He received an MBA from the Amos Tuck School at Dartmouth College in 1995.

Jeffrey Feingold is manager of Defense and Aerospace, Transportation and Air Transportation, which he has managed since November 1998, February 2000 and February 2000, respectively. Mr. Feingold joined Fidelity in 1997 and has worked as an equity analyst following the apparel, textile and footwear industries.

Matthew Fruhan is manager of Food and Agriculture, which he has managed since November 1999. Mr. Fruhan joined Fidelity in 1995 and became an equity analyst in 1999 after receiving his MBA from Harvard Business School in 1999.

Ian Gutterman is manager of Environmental Services, which he has managed since November 1999. Mr. Gutterman joined Fidelity as an equity analyst in 1999 after receiving his MBA from the University of Chicago.

Brian Hanson is manager of Electronics, which he has managed since February 2000. Since joining Fidelity in 1996, Mr. Hanson has worked as an equity research analyst.

Brian Hogan is manager of Construction and Housing and Cyclical Industries, which he has managed since April 1999 and February 2000, respectively. He also manages another Fidelity fund. Since joining Fidelity in 1994, Mr. Hogan has worked as a fixed-income analyst, research analyst and manager.

Rajiv Kaul is manager of Developing Communications, which he has managed since February 2000. Since joining Fidelity in 1996, Mr. Kaul has worked as a research associate and equity analyst. He received a bachelor of arts degree in government from Harvard College in 1995.

Yolanda McGettigan is manager of Biotechnology, which she has managed since February 2000. Since joining Fidelity in 1997, Ms. McGettigan has worked as an analyst and manager. She received an MBA from the Fuqua School of Business at Duke University in 1997.

Douglas Nigen is manager of Automotive, which he has managed since September 1999. Mr. Nigen joined Fidelity as a research analyst in 1997 after receiving his MBA from the University of Chicago.

Scott Offen is manager of Energy and Natural Resources, both of which he has managed since September 1999. He also manages another Fidelity fund. Since joining Fidelity in 1985, Mr. Offen has worked as a research analyst and portfolio manager.

Samuel Peters is manager of Banking, which he has managed since
February 2000. Mr. Peters joined Fidelity in 1999 as an equity analyst after receiving his MBA from the University of Chicago. Previously, he was an investment consultant and assistant branch manager with The Principal Financial Securities, Inc. from 1992 to 1997.

John Porter is manager of Consumer Industries, which he has managed since September 1999. He also manages another Fidelity fund. Mr.
Porter joined Fidelity as an analyst in 1995, after receiving his MBA from the University of Chicago.

Lawrence Rakers is manager of Computers and Technology, which he has managed since January 2000 and February 2000, respectively. He also manages another Fidelity fund. Mr. Rakers joined Fidelity as an analyst in 1993.

John Roth is manager of Utilities Growth, which he has managed since November 1999. Mr. Roth joined Fidelity as an equity analyst in 1999 after receiving his MBA from MIT Sloan School of Management in 1999.

Adam Segel    is manager of Paper and Forest Products, which he has
managed since March 2000. Mr. Segel joined Fidelity in 1997 as an
equity research analyst    .

Michael Tarlowe is manager of Leisure and Multimedia, both of which he has managed since January 2000. Mr. Tarlowe joined Fidelity as an analyst in 1994 after receiving a bachelor of business administration degree in finance from the University of Michigan.

Nicholas Tiller is manager of Energy Service, which he has managed since February 2000. Mr. Tiller joined Fidelity as an equity analyst in 1998 after receiving his MBA from Harvard Business School in 1998.

Simon Wolf is manager of Business Services and Outsourcing, which he has managed since January 2000. Mr. Wolf joined Fidelity as a research associate in 1996. Previously, he worked for Salomon Brothers as an analyst from 1993 to 1996. Mr. Wolf received a bachelor of science degree in economics from the University of Pennsylvania in 1992.

Dylan Yolles is manager of Software and Computer Services, which he has managed since September 1999. Mr. Yolles joined Fidelity in 1997 as an equity analyst, after receiving a bachelor of arts degree in 1991 and an MBA in 1997, both from Stanford University.

Jonathan Zang is manager of Chemicals, which he has managed since
September 1999. Mr. Zang joined Fidelity in 1997 as an equity analyst, after receiving his MBA from the University of Chicago in 1997.
Previously, he was an investment officer with Hawaiian Trust Company, in Honolulu, from 1992 to 1995.

Christian Zann is manager of Natural Gas, which he has managed since August 1999. Mr. Zann joined Fidelity as an equity research associate in 1996.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page P-69.

FMR pays FIMM, FMR U.K., and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.

The following information replaces the fourth paragraph found under the heading "Fund Distribution" in the "Fund Services" section on page P-71.

Each stock fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.